UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2005

CNL HOTELS & RESORTS, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	0-24097 (Commission File Number)	59-3396369 (IRS Employer Identification No.)
450 South Orange Avenue, Orlando, Florida 32801 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (407) 650-1510

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02 Results of Operations and Financial Condition.

On August 15, 2005, CNL Hotels & Resorts, Inc. (the “Company”) issued a press release announcing its financial results for the three month period ended June 30, 2005. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of such press release.

In addition, on August 16, 2005, the Company recorded and posted to its website its second quarter 2005 conference call. Attached as Exhibit 99.2 is a complete transcription of the webcast which can be accessed by navigating to www.cnlhotels.com and accessing the “Investor Relations” link beginning on August 16, 2005 and ending on August 30, 2005.

Certain statements and information included in this Form 8-K constitute forward-looking statements within the meaning of the federal securities laws and regulations. These forward-looking statements are based on current expectations, estimates and projections about future events, including but not limited to, the distribution level for 2005, the disposition of properties, expected use of proceeds from such sale, results achieved from capital reinvestments ,and expectations for future periods based on current period results and other factors. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance, or achievements expressed or implied in such forward-looking statements. These factors include, but are not limited to, the following: changes in local and national real estate conditions and general economic conditions, including extended U.S. military combat operations abroad and the potential for terrorist attacks, that could affect occupancy rates at the Company’s hotels and the demand for hotel products and services; availability of proceeds from future equity offerings; the Company’s ability to obtain additional long-term financing on satisfactory terms; the Company’s ability to continue to identify suitable investments; whether a possible merger with CNL Hospitality Corp. is consummated; the Company’s ability to continue to qualify as a REIT and other risks and uncertainties associated with the Company’s business described in its filings with the Securities and Exchange Commission. The Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Although the Company believes its current expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company can give no assurance that expectations will be attained or that actual results will not differ materially from those set forth in the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(C)  Exhibits
Exhibit 99.1 Press release dated August 15, 2005. (Furnished herewith).
Exhibit 99.2 Second quarter 2005 conference call transcription. (Furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNL HOTELS & RESORTS, INC.

Date: August 16, 2005	By:	/s/ Mark E. Patten
Name: Mark E. Patten
Title: Senior Vice President and Chief Accounting Officer

Exhibit Index

Exhibit 99.1	Press release dated August 15, 2005 (Furnished herewith).
Exhibit 99.2	Second quarter 2005 conference call transcription. (Furnished herewith).